Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Amendment No. 13, to the Trust Instrument, effective September 2, 2004, dissolving Class Q shares of the ING High Yield Opportunity Fund is filed herein.

(a)(2) Amendment No. 12, effective March 24, 2004 effective March 24, 2004, establishing Class O shares of the ING Intermediate Bond Fund is incorporated herein by reference to Post Effective Amendment No. 25 to the Registrant's Registration Statement filed on Form N-1A filed on May 25, 2004.

(a)(3) Amendment No. 11, effective April 23, 2004, abolishing the ING Strategic Bond Fund is incorporated herein by reference to Post Effective Amendment No. 25 to the Registrant's Registration Statement filed on Form N-1A filed on May 25, 2004.

(e)(1) Amended and Restated Schedule 1 with respect to the Management Agreement between ING Funds Trust and ING Investments, LLC regarding ING Classic Money Market Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund is filed herein.

(e)(2) First Amendment to Management Agreement between ING Funds Trust and ING Investments, LLC, effective September 2, 2004 regarding ING Classic Money Market Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund is filed herein.

(e)(3) Schedule A with respect to the Investment Management Agreement between ING Funds Trust and ING Investments, LLC regarding ING GNMA Income Fund and ING Lexington Money Market Trust is filed herein.

(e)(4) First Amendment to Investment Management Agreement between ING Funds Trust and ING Investments, LLC effective September 2, 2004 regarding ING GNMA Income Fund and ING Lexington Money Market Trust is filed herein.

(e)(5) Schedule A to the Investment Management Agreement between ING Funds Trust and ING Investments, LLC regarding ING High Yield Opportunity Fund and ING Money Market Fund is filed herein.

(e)(6) First Amendment to Investment Management Agreement between ING Funds Trust and ING Investments, LLC effective September 2, 2004 regarding ING High Yield Opportunity Fund and ING Money Market Fund is filed herein.

(e)(7) Amended Schedule A to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc.

(e)(8) Amended Schedule A to the Restated Expense Limitation Agreement between ING Funds Trust and ING Investments, LLC is filed herein.